Exhibit 99.2

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

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In re:	)	Chapter 11
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GENON ENERGY, INC., et al.,(1))		Case No. 17-33695 (DRJ)
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Debtors.	)	(Jointly Administered)
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	)	Re: Docket No.

ORDER APPROVING
 DEBTORS’ EMERGENCY MOTION FOR ENTRY OF AN ORDER
(I) APPROVING A GLOBAL SETTLEMENT AND (II) GRANTING RELATED RELIEF

Upon the motion (the “Motion”)(2) of the above-captioned debtors and debtors in possession (collectively, the “Debtors”) for entry of an  order (this “Order”), (a) approving a global settlement (the “Settlement”) by and between Debtor GenOn Energy, Inc. (“GenOn”), Debtor GenOn Americas Generation, LLC (“GAG”), and the Consenting Noteholders and

(1)                                 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are:  GenOn Energy, Inc. (5566); GenOn Americas Generation, LLC (0520); GenOn Americas Procurement, Inc. (8980); GenOn Asset Management, LLC (1966); GenOn Capital Inc. (0053); GenOn Energy Holdings, Inc. (8156); GenOn Energy Management, LLC (1163); GenOn Energy Services, LLC (8220); GenOn Fund 2001 LLC (0936); GenOn Mid-Atlantic Development, LLC (9458); GenOn Power Operating Services MidWest, Inc. (3718); GenOn Special Procurement, Inc. (8316); Hudson Valley Gas Corporation (3279); Mirant Asia-Pacific Ventures, LLC (1770); Mirant Intellectual Asset Management and Marketing, LLC (3248); Mirant International Investments, Inc. (1577); Mirant New York Services, LLC (N/A); Mirant Power Purchase, LLC (8747); Mirant Wrightsville Investments, Inc. (5073); Mirant Wrightsville Management, Inc. (5102); MNA Finance Corp. (8481); NRG Americas, Inc. (2323); NRG Bowline LLC (9347); NRG California North LLC (9965); NRG California South GP LLC (6730); NRG California South LP (7014); NRG Canal LLC (5569); NRG Delta LLC (1669); NRG Florida GP, LLC (6639); NRG Florida LP (1711); NRG Lovett Development I LLC (6327); NRG Lovett LLC (9345); NRG New York LLC (0144); NRG North America LLC (4609); NRG Northeast Generation, Inc. (9817); NRG Northeast Holdings, Inc. (9148); NRG Potrero LLC (1671); NRG Power Generation Assets LLC (6390); NRG Power Generation LLC (6207); NRG Power Midwest GP LLC (6833); NRG Power Midwest LP (1498); NRG Sabine (Delaware), Inc. (7701); NRG Sabine (Texas), Inc. (5452); NRG San Gabriel Power Generation LLC (0370); NRG Tank Farm LLC (5302); NRG Wholesale Generation GP LLC (6495); NRG Wholesale Generation LP (3947); NRG Willow Pass LLC (1987); Orion Power New York GP, Inc. (4975); Orion Power New York LP, LLC (4976); Orion Power New York, L.P. (9521); RRI Energy Broadband, Inc. (5569); RRI Energy Channelview (Delaware) LLC (9717); RRI Energy Channelview (Texas) LLC (5622); RRI Energy Channelview LP (5623); RRI Energy Communications, Inc. (6444); RRI Energy Services Channelview LLC (5620); RRI Energy Services Desert Basin, LLC (5991); RRI Energy Services, LLC (3055); RRI Energy Solutions East, LLC (1978); RRI Energy Trading Exchange, Inc. (2320); and RRI Energy Ventures, Inc. (7091).  The Debtors’ service address is:  804 Carnegie Center, Princeton, New Jersey 08540.

(2)                                 Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

(b) granting related relief, all as more fully set forth in the Motion; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order; this Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and this Court having found that it may enter a final order consistent with Article III of the United States Constitution; and this Court having found that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and this Court having found that the relief requested in the Motion is in the best interests of the Debtors’ estates, their creditors, and other parties in interest; and this Court having found that the Debtors’ notice of the Motion and opportunity for a hearing on the Motion were appropriate under the circumstances and no other notice need be provided; and this Court having reviewed the Motion and having heard the statements in support of the relief requested therein at a hearing before this Court (the “Hearing”); and this Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and upon all of the proceedings had before this Court; and after due deliberation and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:

1.             The Motion is granted as set forth herein.

2.             This Order shall become effective only upon entry of the Confirmation Order.

3.             GenOn and GAG are hereby authorized to enter into the Settlement on the terms described herein and in the Consent Agreement attached hereto as Exhibit 1.

4.             The Holders of Allowed GAG Note Claims are granted an Administrative Claim (the “GAG Administrative Claim”) against GenOn in an amount equal to the value of the treatment afforded to Holders of Allowed Class 5 GAG Notes Claims under the Plan.

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5.             Subpart (b) of the definition of GAG Notes Cash Pool contained in the Plan is amended as follows:  (b) beginning on the date that is 180 days after the Petition Date, liquidated damages accruing at an annual rate of 9% of the aggregate principal amount of GAG Notes outstanding plus accrued interest as of the Petition Date (the “GAG Payment”), which amounts shall be payable monthly in cash in advance by no later than the first business day of each month (provided that any such liquidated damages accrued in the month of December 2017 shall be paid on January 2, 2018).

6.             The GAG Administrative Claim shall be allowed irrespective of whether the Plan is consummated; provided, however, that such GAG Administrative Claim shall be deemed satisfied in full upon receipt by such Holders of GAG Notes Claims of the treatment afforded to Holders of Allowed Class 5 GAG Notes Claims under the Plan, provided that the liquidated damages described in paragraph 3 of this Order were paid pursuant to this Order (such payment, the “GAG Payment in Full”), whether upon consummation of the Plan or at any time before the Effective Date, and from any source, with such payment to be made by the Debtors, in consultation with the GenOn Steering Committee.

7.             The Debtors are required to pay the Holders of Allowed Class 5 GAG Notes Claims the GAG Payment monthly in cash in advance by no later than the first business day of each month (provided that any such liquidated damages accrued in the month of December 2017 shall be paid on January 2, 2018).

8.             GenOn and GAG are authorized to enter into, perform, execute, and deliver all documents, and take all actions, necessary to immediately continue and fully implement the Settlement and Consent Agreement in accordance with the terms, conditions, and agreements set forth therein, all of which are hereby approved.

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9.             Notwithstanding anything to the contrary in any other agreement or order, (i) upon entry of this Order, any consent, approval, amendment, waiver, consultation or termination rights under the Plan or the Restructuring Support Agreement granted to the Holders of GAG Notes (including, without limitation, in their capacity as Consenting GAG Noteholders, the GAG Steering Committee or the Requisite Consenting Noteholders, and solely with respect to their GAG Notes Claims) shall be limited to events, occurrences, or omissions in connection with or related to, including any motion filed by the Debtors or the GenOn Steering Committee seeking, (a) any alteration of the treatment afforded to Holders of Allowed Class 5 GAG Notes Claims under the Plan or the timing of the payment of any such treatment, (b) the invalidation, disallowance, subordination, or untimely payment of the liquidated damages portion, of the GAG Administrative Claim or (c) any alteration or modification to the Extended Effective Dates, (ii) the Debtors are authorized, in consultation with the GenOn Steering Committee, to make the GAG Payment in Full, upon consummation of the Plan or at any time before the Effective Date and (iii) upon the GAG Payment in Full, (x) the Holders of GAG Notes (including, without limitation, in their capacity as Consenting GAG Noteholders, the GAG Steering Committee or the Requisite Consenting Noteholders, and solely with respect to their GAG Notes Claims) shall have no further consent, approval, amendment, waiver, consultation or termination rights under the Plan or the Restructuring Support Agreement, and (y) the GAG Escrow Amount shall be released.

10.          Notwithstanding Bankruptcy Rule 6004(h), the terms and conditions of this Order are immediately effective and enforceable upon the later of its entry or the entry of the Confirmation Order.

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11.          All time periods set forth in this Order shall be calculated in accordance with Bankruptcy Rule 9006(a).

12.          This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Order.

Signed: December 12, 2017	/s/ David R. Jones
DAVID R. JONES
UNITED STATES BANKRUPTCY JUDGE

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Exhibit 1

Execution Version

CONSENT AGREEMENT

This consent agreement (this “Agreement”), dated as of October 30, 2017, by and among (i) GenOn Energy, Inc. (“GenOn”), GenOn Americas Generation LLC (“GAG”), and certain of their directly and indirectly-owned subsidiaries listed on the signature pages hereto (collectively, the “Debtors”) and (ii) the undersigned Required Consenting Noteholders(1) (such undersigned Required Consenting Noteholders and the Debtors, collectively the “Parties”).

RECITALS

WHEREAS, the Milestones set forth in Section 4 of the Restructuring Support Agreement may be extended if agreed to in writing by counsel to the Debtors and the Required Consenting GenOn Noteholders; provided, that any extension of the Milestone relating to the Backstop Approval Order shall require the agreement in writing of counsel to the Backstop Parties; provided, further, that any extension of the Milestones set forth in Sections 4(a)(i), (iii), (vi), and (viii) shall require the agreement in writing by counsel to the Required Consenting GAG Noteholders; and

WHEREAS, the Parties desire to extend the Milestones consistent with Section 4 of the Restructuring Support Agreement.

WHEREAS, the Parties desire and commit to seek entry of each of the Confirmation Order and the 9019 Order (as defined below) on a substantially contemporaneous basis and the Parties acknowledge that entry of each of the Confirmation Order and the 9019 Order are intended to be contingent upon the substantially contemporaneous entry of the other, unless the GenOn Steering Committee consents to the 9019 Order being entered earlier than the Confirmation.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound hereby, agrees as follows:

AGREEMENT

Section 1.      Agreements.  The Parties hereby agree to extend the Milestones as follows:

1.01.       section 4(a)(viii) shall be extended as follows:

“the effective date of the Plan (the “Plan Effective Date”) shall have occurred no later than June 30, 2018 (the “Extended Plan Effective Date”); provided, that, if regulatory approvals associated with the Restructuring Transactions remain pending as of such date, the Plan Effective Date shall have occurred no later than

(1)                                 Capitalized terms used but not otherwise defined herein have the meaning ascribed to such terms in that certain Restructuring Support and Lock-Up Agreement, dated as of June 12, 2017 (including the Restructuring Term Sheet exhibited thereto, and, as amended by the First Amendment to Restructuring Support and Lock-Up Agreement, this Amendment, and as may be further amended, supplemented, or otherwise modified from time to time, the “Restructuring Support Agreement”).

September 30, 2018 (the “Extended Outside Date” and together with the Extended Plan Effective Date, the “Extended Effective Dates”); provided, that each of the Consenting GenOn Noteholders’ and the Consenting GAG Noteholders’ consent to the Extended Effective Dates is contingent upon the Bankruptcy Court’s entry of (i) the 9019 Order substantially contemporaneously with the Confirmation Order no later than December 14, 2017 and (ii) entry of the Confirmation Order substantially contemporaneously with the 9019 Order, provided, further, the 9019 Order may be entered at any time prior to the Confirmation Order if the GenOn Steering Committee consents to such earlier entry.”

As used herein, the term “9019 Order” shall mean as follows:

An order (the “9019 Order”), pursuant to a motion that the Debtors have filed no later than November 6, 2017, that shall be approved by the Bankruptcy Court on or before December 14, 2017 that:

(A) grants the Holders of Allowed GAG Note Claims an Administrative Claim against Debtor GenOn Energy, Inc. in an amount equal to the value of the treatment afforded to Holders of Allowed Class 5 GAG Notes Claims under the Plan with an amendment to subpart (b) of the definition of GAG Notes Cash Pool contained in the Plan as follows: (b) beginning on the date that is 180 days after the Petition Date, liquidated damages accruing at an annual rate of 9% of the aggregate principal amount of GAG Notes outstanding plus accrued interest as of the Petition Date (the “GAG Payment”), which amounts shall be payable monthly in cash in advance by no later than the first business day of each month (provided that any such liquidated damages accrued in the month of December 2017 shall be paid on January 2, 2018) (the “GAG Administrative Claim”), which GAG Administrative Claim shall be allowed irrespective of whether the Plan is consummated; provided, however, that such GAG Administrative Claim shall be deemed satisfied in full upon receipt by such Holders of GAG Notes Claims of the treatment afforded to Holders of Allowed Class 5 GAG Notes Claims under the Plan, provided that the liquidated damages described in this paragraph were paid pursuant to the 9019 Order (such payment, the “GAG Payment in Full”), whether upon consummation of the Plan or at any time before the Effective Date, and from any source, with such payment to be made by the Debtors, in consultation with the GenOn Steering Committee;

(B) requires the Debtors to pay the Holders of Allowed Class 5 GAG Notes Claims the GAG Payment monthly in cash in advance by no later than the first business day of each month (provided that any such liquidated damages accrued in the month of December 2017 shall be paid on January 2, 2018); and

(C) orders that, notwithstanding anything to the contrary in any other agreement or order, (i) upon entry of the 9019 Order, any consent, approval, amendment, waiver, consultation or termination rights under the Plan or the Restructuring Support Agreement granted to the Holders of GAG Notes (including, without limitation, in their capacity as Consenting GAG Noteholders, the GAG Steering Committee or the Requisite Consenting Noteholders, and solely with respect to their GAG Notes Claims) shall be limited to events, occurrences, or omissions in connection with or related to, including any motion filed by the Debtors or the GenOn Steering Committee seeking, (a) any alteration of the treatment afforded to Holders of Allowed Class 5 GAG Notes Claims under the Plan or the timing of the payment of any such treatment, (b) the invalidation, disallowance, subordination, or untimely payment of the liquidated damages portion, of the GAG Administrative Claim or (c) any alteration or modification to the Extended Effective Dates, (ii) the Debtors are authorized, in consultation with the GenOn Steering Committee, to make the GAG Payment in Full, upon consummation of the Plan or at any time before the Effective Date and (iii) upon the GAG Payment in Full, (x) the Holders of GAG Notes (including, without limitation, in their capacity as Consenting GAG Noteholders, the GAG Steering Committee or the Requisite Consenting Noteholders, and solely with respect to their GAG Notes Claims) shall have no further consent, approval, amendment, waiver, consultation or termination rights under the Plan or the Restructuring Support Agreement, and (y) the GAG Escrow Amount shall be released.

Section 2.      Backstop Extension. The Parties acknowledge and agree that, to the extent that the maturity date of the Backstop Commitment Letter is extended beyond November 30, 2017, the terms of such extension shall be on otherwise substantially identical terms and allocations as those set forth in the Backstop Commitment Letter.

Section 3.      Effectiveness of This Agreement.  This Agreement shall become effective on the date (such date, the “Effective Date”) on which counsel to the Debtors has received signature pages from the parties that comprise the Parties.

Section 4.      Execution of Agreement.  This Agreement may be executed and delivered in any number of counterparts and by way of electronic signature and delivery, each such counterpart, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.  Each individual executing this Agreement on behalf of a Party has been duly authorized and empowered to execute and deliver this Agreement on behalf of said Party.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.

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Debtor Signature Pages to the Consent Agreement

On behalf of Debtor GenOn Energy, Inc. and its Debtor subsidiaries

By:	/s/ Mark A. McFarland
Name:	Mark A. McFarland
Title:	Chief Executive Officer

On behalf of Debtor GenOn Americas Generation, LLC and its Debtor subsidiaries

By:	/s/ Mark A. McFarland
Name:	Mark A. McFarland
Title:	Chief Executive Officer

Consenting Noteholder Signature Pages on file with the GenOn Entities